BLACKROCK FUNDS II
BlackRock Low Duration Portfolio
(the “Fund”)

Supplement dated February 29, 2012
to the Summary Prospectus dated January 27, 2012

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The second sentence of the second paragraph in the section of the Summary Prospectus entitled “Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

The Low Duration Fund may invest up to 10% of its assets in non-investment grade bonds (commonly called “high yield” or “junk bonds”). The Low Duration Fund may also invest up to 25% of its assets in assets of foreign issuers, of which 10% (as a percentage of the Fund’s assets) may be invested in emerging markets issuers. Up to 10% of the Low Duration Fund’s assets may be exposed to non-US currency risk. A bond of a foreign issuer, including an emerging market issuer, will not count toward the 10% limit on non-US currency exposure if the bond is either (i) US dollar-denominated or (ii) non-US dollar-denominated, but hedged back to US dollars.

Shareholders should retain this Supplement for future reference.

SPRO-LOWD-0212SUP